Exhibit 99.1

Helmerich & Payne, Inc. Scotia Howard Weil 46th Annual Energy Conference March 27-28, 2018

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

Market Conditions H&P’s long term strategy Most capable and uniform land drilling fleet – Family of SolutionsTM Market share leader in the U.S. Technology driven wellbore quality and accuracy Very strong balance sheet and robust term contract backlog Presentation Outline

Drilling Market Conditions Higher oil prices boding well for increasing drilling demand and continuing dayrate improvement Customer level of interest in putting additional rigs to work continues to increase Continue to experience additional demand for super-spec rigs as replacement cycle persists and well complexity increases Increasing our capital expenditures estimate to a range of $400 to $450 million (from a range of $350 to $400 million) for fiscal 2018 as a result of continuing improvement in market conditions Average FlexRig spot pricing in U.S. still in high-teens, while leading-edge super-spec FlexRig pricing is in the low-to-mid $20k/day range

CapEx Upgrade Opportunities Continuing to see additional demand for upgrades driving our capex estimates higher for fiscal 2018 Returns on upgrades are attractive Upgrading opportunities include: 7,500 psi mud circulating systems Investing in multi-well pad drilling capability Third mud pump 25,000+ ft setback capability Increased mud volume capability Other customer specific upgrades

H&P’s Long Term Strategy Innovation Technology Safety, operational excellence and reliability Customer satisfaction Financial strength

H&P’s Global Rig Fleet * The U.S. Land Super-Spec portion of the 2018E global rig fleet is as of 3/27/2018. The Company plans to upgrade additional rigs to super- spec status throughout 2018. ** The combined rig specifications of AC drive with 1,500 hp drawworks, 750,000# hookload ratings, 7,500 psi mud circulating systems and multiple-well pad drilling systems fit the description of what some industry followers refer to as “super-spec” rigs (or “Super-Spec”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. 396

H&P’s Experience and Expertise People, systems and the operational support structures in place to drive high performance and reliability 2,000+ rig years of AC drive operational experience Expertise within an integrated business model (designing, building and upgrading fleet) provides the best value solution for customers

H&P Uniquely Positioned – Family of SolutionsTM Positioned to take market share in a strong or moderate market recovery Uniquely leveraged to provide E&P companies the rig of choice Design of FlexRig fleet allows for broad range of rig upgrades and provides a digital platform

Competitive Benefits of Uniform FlexRig Fleet Uniform fleet creates adaptive environment to reach maximum efficiency for people, equipment and technology Uniform fleet is critical in increasingly complex basins providing consistent and reliable operations Uniform fleet is efficient and cost advantageous Crew training and rotation Parts and supplies - standardized and available Consistent technology upgrades across fleet Higher level of predictability and consistency Ability to anticipate, identify, control and remove exposures Minimal downtime for super-spec upgrades, which improve drilling performance and provide higher quality wellbores (7500 psi, 3rd pumps, rack back, etc.)

Most Capable & Uniform Fleet Creates Opportunity Greater scale than any competitor; ability to upgrade and deploy a total of 270 FlexRigs in U.S. Land segment to rig specifications in highest demand without investing in new builds Approximately 40% market share of the active rigs in highest demand (super-spec) in U.S. Land 92 upgradeable FlexRigs remaining in U.S. Land segment (27 already contracted); attractive leverage to our bottom line Higher specification rigs provided in a capital-efficient way without the need to over invest (compared to building new rigs) Integrated Model, with proven ability to deliver the best rigs and the best returns in sector creates opportunity (As of March 27, 2018)

H&P’s Lead in U.S. Land AC Drive Rigs March 2018 activity (all U.S. land rigs) with 1,500hp Drawworks Rating and 750,000 lbs. Mast Hookload 2014 Peak activity (all U.S. land rigs) * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings. ** Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS. 0 40 80 120 160 200 240 280 320 HP PTEN** NBR PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload* AC Drive Rigs with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload (existing as of fourth quarter of calendar 2017) Idle Active

Source: The above estimates corresponding to “Super-Spec* Market Share” are derived from multiple sources including Rig Data. “Super-Spec*” Rigs Rapidly Gain Market Share * The combined rig specifications of AC drive with 1,500 hp drawworks, 750,000# hookload ratings, 7,500 psi mud circulating systems and multiple-well pad drilling systems fit the description of what some industry followers refer to as “super-spec” rigs (or “Super-Spec”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. 29% 32% 35% 38% 41% 0 250 500 750 1,000 Super - Spec* as a % of Active US Land Rigs Number of Active U.S. Land Rigs (BHI North American Rotary Rig Count) U.S. Land Rig Count Super-Spec* Market Share

H&P U.S. Land Fleet – Family of Solutions™

(As of March 27, 2018)

350 Available H&P U.S. Land Rigs

1,500 hp AC Drive FlexRigs*, including 270 Upgraded or Upgradeable to Rig Specifications in High Demand**



3,000 hp SCR Rigs (2)
1,150 hp AC Drive FlexRigs (22)
1,500 hp AC Drive FlexRigs* (326)
Other (~56)
Potential Upgrade Candidates (~92)
Upgraded (~178)

* ~70% are optimal for multiple-well pad drilling applications.

** AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings (270) that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as "super-spec" rigs ("Upgraded"). Additional capabilities, including third mud pumps, 25,000' setback, increased mud volume, etc., may also be included to meet customer requirements.

Active AC Drive U.S. Rig Market Share

(~695 Rigs as of March 2018)


Other Land Drillers 27%
HP 30%
PDS 8%
NBR 15%
PTEN 20%

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT).

U.S. Land Market Share Leader As of March 2018 (~1,030 Active Rigs in U.S. Land) Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Values for PTEN include active rigs acquired from Seventy Seven Energy (SVNT). 0% 6% 12% 18% 24% HP PTEN NBR PDS UNT Estimated Market Share

U.S. Land Market Share Gains Since 2014 Peak Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. * Values for PTEN include active rigs recently acquired from Seventy Seven Energy (SVNT). -2.0% 0.0% 2.0% 4.0% 6.0% HP PDS PTEN* NBR U.S. Land Market Share Gains from October 2014 to February 2018

Leading U.S. Unconventional Driller (212 H&P Contracted Land Rigs est. for 3/27/18) Permian Basin , 106 Eagle Ford Shale , 33 Oklahoma Woodford , 31 Haynesville/Cotton Valley , 9 Bakken Shale , 8 Piceance Basin , 8 Marcellus Shale , 5 Utica Shale , 5 Niobrara Shale , 3 Woodbine , 2 Mississippian , 1 Other Gas (Dry and Liquids Rich) , 1

Performance Is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Uniform Fleet Size & Scale Operational Support Network Processes/Data Maintenance Supply Chain

Customer Satisfaction Matters H&P has been rated 1st in total customer satisfaction for TEN YEARS IN A ROW* Value creation for the customer is not only driven by having the right rig. It is also driven by service; the ability of an organization to deliver top performance with that rig. Better service drives value, customer satisfaction, market share and pricing. When combined with capital discipline, customer satisfaction also drives shareholder value. * Please refer to EnergyPoint Research.

Benefits of an Integrated Model CONTINUOUS IMPROVEMENT DESIGN (and redesign) FABRICATE (and upgrade) OPERATE (and improve)

H&P Adding to the Family of SolutionsTM Wellbore Quality and Accuracy Critical to Extracting Value from Shale Assets Recent MOTIVE and MagVAR acquisitions create a powerful software platform and compelling value opportunity for E&P companies Offers flexibility to select best technology regardless of drilling contractor Brings new level of accuracy to directional drilling MOTIVE drills higher quality wellbores with a scalable, repeatable, data driven platform approach MagVAR reduces surveying uncertainty 50-60%, increases horizontal well economics while reducing risk

Challenge: Inconsistent Directional Drilling Drilling Performance Varies Widely Increased Tortuosity of Wellbores Poor Drilling Accuracy – Missed Targets Downhole Tool Failures Late Target Changes at Landing These inefficiencies cost industry billions in lost time and production

Directional Complexity/Velocity Trend 24 S-Well Horizontal Extended Reach Turnazontal SPEED AND COMPLEXITY CONTINUOUSLY INCREASING Industry Attempting to Hire Artists, Need to Convert Art Into Science

Motive Bit Guidance System Bit Guidance is a completely new approach to directional drilling, enabling repeatable execution of High Quality Wellbores by: Completely Automating ALL of the Following Tasks: Data Analysis Real-Time Forward Modeling of Bit Position More Detailed and Truthful Survey and Slide Reports – Creation and Distribution Slide/Rotate/Orientation Guidance Based on Well Economics Formation Top Detection for Earlier Determination of Target Changes Providing Real-Time Performance Feedback for real-time improvement Providing Post Well Analysis of computations for continuous performance improvement

MOTIVE Drilling Technologies, Inc. MOTIVE is the industry leader in the use of cognitive computing to guide the directional drilling process. Motive has commercially drilled more than 5 million feet drilled across all of the major U.S. shale plays and Canada and has been issued 15 US Patents. The Motive Bit Guidance System is a directional drilling automation platform that: Drills with a higher degree of factory-like consistency by using task automation Drills better wells more efficiently by using all available data in real-time Reduces lifting costs by delivering less tortuous wellbores Improves hydrocarbon production potential through better accuracy and less tortuous wellbores MOTIVE will remain available to all E&P operators and directional drilling service providers regardless of which drilling rig contractor is used

Value Driven AutomationTM Target Zone Real-Time Economic Driven Decisions Millions of potential options are considered by Guidance System to find the optimal convergence back to the well plan. Convergence Planner considers costs and value associated with: Drilling Speed Risk Associated with Tortuosity Lost Production Potential Most Valuable Path Executed

Challenge: Sensor Error Accumulates 28 Objective Reality Accurate Placement/Spacing Critical to Maximize Well Economics

Accurate Wellbore Placement Matters Reservoir: Optimal drainage Completions: Controlling hydraulic communication Geology: Better data for geological mapping Regulatory: Greater confidence wells are within boundaries Drilling: Reduced collision risk for future in-fill drilling

Magnetic Variation Services MagVAR is a leading provider of MWD geomagnetic referencing and survey quality management Real-time center serving active horizontal rigs drilling in North America Utilized for over 40 E&P companies 3,000+ wells analyzed and corrected

Well Placement is Critical MagVAR services reduce standard surveying uncertainty by 50-60%, increasing horizontal well economics while reducing risk. Precise well placement enables maximum reservoir drainage More accurate positional data leads to better geological models Less positional uncertainty reduces risk of well on well collision Maintaining accurate well spacing reduces occurrences of frac hits during completions

H&P / Motive / MagVAR Strategic Value Technology Leaders: H&P Provides- Industry Leader for High Performance Rigs Largest and Most Standardized AC rig Fleet/Platform Solutions for Controls & Automation Market Share Leader in US Land Rig Deployment MOTIVE Provides- Leading Directional Decision Automation Platform Advanced Data Analytics and Visualization Tools Proven Remote Directional Drilling Deployment >400 Wells of Commercial Directional Drilling Decision Automation MagVAR Provides- Leader in US Land Survey Corrections Optimal lateral Spacing Leading to Greater EURs Digital Workflows to Reduce Human Gross Error Consistent Results in Real-Time

24/7 Technical and Performance Solutions Center of Excellence Tulsa, OK Staffed by Technicians & Drillers Motive Command Center Dallas, TX Staffed by Directional Drillers MagVAR Real-Time Center Denver, CO Staffed by Engineers

H&P’s Strong Balance Sheet (As of December 31, 2017) 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Total-Debt-to-Total-Capitalization Ratio1 Source: Company Filings.

The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 3/27/18. Given notifications as of 3/27/18, the Company expects to generate approximately $4 million in the second fiscal quarter of 2018 and approximately $6 million over the next 9 months from early terminations corresponding to long-term contracts and related to its U.S. Land segment. All of the above rig contracts have original terms equal to or in excess of six months and include provisions for early termination fees. H&P Global Fleet Under Term Contract * 0 10 20 30 40 50 60 70 80 90 100 110 120 130 FY18 FY19 FY20 FY21 Number of Rigs Already Under Long - Term Contracts (Estimated Annual Average) Term Contract Status - H&P Global Fleet * ( As of 3/27/18 ) U.S. Land International Land Offshore

FlexRig Fleet and a Digital Platform Most Capable and Uniform Fleet Growing Market Share Meeting Wellbore Quality & Accuracy Challenges Strong Balance Sheet Robust Backlog H&P Winning Strategy

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Additional References

~235 rigs are optimal for multiple-well pad drilling (~96% of which are equipped with skidding systems and the remainder with walking systems). The remaining SCR rigs in the U.S. Land segment have a 3,000 hp drawworks rating. H&P Activity as of March 27, 2018 Rigs Working/ Contracted 212 212 0 5 18 235 Rigs Available 350 348 2 8 38 396 % Contracted 61% 61% 0% 63% 47% 59% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total Fleet (2) (1)

H&P’s U.S. Land Fleet Activity (1) Includes rigs on standby dayrates. Includes completed new builds pending delivery and not generating revenue days. (2) 118 73 28 29 26 22 10 19 33 59 95 93 98 90 179 158 128 117 104 84 72 67 73 87 87 98 102 122 297 233 161 153 134 111 87 91 109 147 183 191 200 212 0 30 60 90 120 150 180 210 240 270 300 330 Avg. Q1FY15 Avg. Q2FY15 Avg. Q3FY15 Avg. Q4FY15 Avg. Q1FY16 Avg. Q2FY16 Avg. Q3FY16 Avg. Q4FY16 Avg. Q1FY17 Avg. Q2FY17 Avg. Q3FY17 Avg. Q4FY17 Avg. Q1FY18 Est. for 3/27/18 Number of Active H&P U.S. Land Rigs Active Rigs in Spot Market Active Rigs on Term Other Rigs on Term

Contracted Idle Total Long-term Contracts Argentina 16 3 19 10 Bahrain 1 2 3 Colombia 1 7 8 Ecuador 6 6 U.A.E. 2 2 Total 18 20 38 10 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. 10 of 25 FlexRigs, included in the international fleet of 38 rigs, are under long-term contracts. Four of the 16 active rigs are being leased (i.e. H&P is not crewing and managing the rigs), and as such the average rig margin per day for those four rigs is lower than our average rig margin per day in the segment. (2) Rig Fleet Status (as of March 27, 2018) (1) (3)

U.S. Activity by Well and Rig Type

~1,030 Active U.S. Land Rigs (March 2018)



Vertical Wells Being Drilled 8%
Vertical All Rigs
Horizontal or Directional Wells Being Drilled with SCR or Mechanical Rigs 25%
Horiz & Dir SCR & Mech Rigs
Horiz & Dir AC Drive Rigs
Horizontal or Directional Wells Being Drilled with AC Drive Rigs 67%

Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower.

Increasing Focus on More Difficult Drilling 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percentage of Active U.S. Rigs (BHI North American Rotary Rig Count) U.S. Rig Activity by Drilling Type Vertical Drilling Horizontal or Directional Drilling

U.S. Land Horizontal and Directional Activity (~940 Rigs as of March 2018) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. AC Drive Rigs 73% Legacy Rigs 27%

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity (As of March 2018) 0% 10% 20% 30% 40% 50% 60% 70% 80% Percentage of Active U.S. Land Rigs Drilling Horizontal and Directional Well Paths AC Drive Rigs SCR Rigs Mechanical Rigs

Drilling Activity in the U.S. 0 500 1,000 1,500 2,000 2,500 Number of Active U.S. Land Rigs (BHI North American Rotary Rig Count) BHI U.S. Land Rig Count

Unconventional Drilling in the Permian Note: The above estimates are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. (As of March 2018) H&P’s Active Rigs in the Permian Basin Total Active Rigs in the Permian Basin 0 25 50 75 100 125 0 100 200 300 400 500 H&P Horizontal / Directional Vertical

Oil vs. Natural Gas Directed Rig Count 0 500 1,000 1,500 2,000 2,500 Number of Active U.S. Rigs (BHI North American Rotary Rig Count) Total Active Rigs Rigs Drilling for Oil Rigs Drilling for Gas

Oil and Natural Gas Prices Source: Energy Information Administration and Nasdaq IR Insight (FactSet). Oil Prices Natural Gas Prices $0 $20 $40 $60 $80 $100 $120 $140 $160 $0 $2 $4 $6 $8 $10 $12 $14 $16 U.S. Dollars per Million British Thermal Units U.S. Dollars per Barrel Daily Prices Henry Hub Spot West Texas Intermediate Spot

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multiple-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Theoretical 20% Efficiency 40% Efficiency Base Case Improvement Improvement 1. Drilling days average 13.5 10.8 8.1 Other days average 5.0 4.0 3.0 Moving days average (several multi-well pads) 1.5 1.2 0.9 Total rig days per well 20.0 16.0 12.0 Efficiency (Reduced Well Cycle Time) - 20% 40% 2. Drilling contractor dayrate $15,000 $20,000 $25,000 Operator’s other intangible (services) $35,000 $35,000 $35,000 cost per day estimate Total daily cost estimate $50,000 $55,000 $60,000 Total cost per well (daily services) $1,000,000 $880,000 $720,000 3. Total well savings for customer – per well $120,000 $280,000 (12% Savings) (28% Savings) per year $2.74 MM $8.52 MM 4. Incremental number of wells per rig per year 4.6 wells 12.2 wells The Value Proposition: The Power of Efficiency

Center of Excellence – Tulsa, OK 24/7 Technical and Performance Solutions: Support Structure Data Analysis Best Practices

FlexRig Family of SolutionsTM - Pad Design FlexRig3 skid system is designed to meet the requirements for standard pad drilling. Typically customers drill 2-4 wells per pad. FlexRig5 skid system is a bi-directional design, with the typical pad having 2-4 wells, and in some cases range from 6-8 wells. The “walking” option for the FlexRig3 will enable us to capture additional market share and will enhance our Family of SolutionsTM offering. As a result of customer demand, we continue to upgrade standard FlexRig3s with skid and walking systems.

H&P U.S. Land Fleet – Family of Solutions™

(As of March 27, 2018)

212 Contracted H&P U.S. Land Rigs

1,500 hp AC Drive FlexRigs*, including 205 Upgraded or Upgradeable to Rig Specifications in High Demand**



3,000 hp SCR Rigs (0)
1,150 hp AC Drive FlexRigs (0)
1,500 hp AC Drive FlexRigs* (212)
Other (~7)
Potential Upgrade Candidates (~30)
Upgraded (~175)

* ~90% are optimal for multiple-well pad drilling applications.

** AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings (205) that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as "super-spec" rigs ("Upgraded"). Additional capabilities, including third mud pumps, 25,000' setback, increased mud volume, etc., may also be included to meet customer requirements.

Industry's "Super-Spec*" and Upgradable Utilization


Idle
Active
Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload
0
100
200
300
400
500
600
87% Utilization
31% Utilization
56% Utilization
Super-Spec*
Super-Spec Upgradable*
Total
December 2016
Idle
Active
97% Utilization
47% Utilization
81% Utilization
H&P ~ 60%
H&P ~ 40%
Super-Spec*
Super-Spec Upgradable*
Total
March 2018

* AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems (herein referred to as "Super-Spec Upgradable") can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as "super-spec" rigs (herein referred to as "Super-Spec"). Additional capabilities, including third mud pumps, 25,000' setback, increased mud volume, etc., may also be included to meet customer requirements.

Source: The above estimates corresponding to "Super-Spec" rig count are derived from multiple sources including Rig Data.

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. 0 40 80 120 160 200 240 280 320 360 HP NBR PTEN** PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S.* AC Drive Rigs (existing as of fourth quarter of calendar 2017)

H&P’s Lead in U.S. Land AC Drive Rigs with 1,500hp Drawworks Rating * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. 0 40 80 120 160 200 240 280 320 360 HP PTEN** NBR PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating * AC Drive Rigs with 1,500 hp Drawworks Rating (existing as of fourth quarter of calendar 2017)

H&P Very Well Positioned to Gain Share Note: The above estimates are derived from multiple sources including Rig Data and corporate filings. * Includes ~70 FlexRigs that have been or can be upgraded to what some industry followers refer to as “super-spec” rigs. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of idle 1,500 hp AC Drive Land rigs not including those owned by HP, NBR, PTEN, and PDS. Idle 1,500 hp AC Drive Land Rigs (as of March 2018) 0 20 40 60 80 100 120 140 HP* NBR PTEN** PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating

U.S. Land Market Share Gains Since 2016 Trough (As Every Contractor’s Best Rigs Competed for Work) Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. * Values for PTEN include active rigs acquired from Seventy Seven Energy (SVNT). 0.0% 1.0% 2.0% 3.0% 4.0% HP PDS PTEN* NBR U.S. Land Market Share Gains from May 2016 to February 2018

Source: The above estimates corresponding to AC Drive market share are derived from Rig Data. AC Drive Gains Share with Relatively Flat Rig Count (Historical Example: January 2013 – January 2014)

The Replacement Cycle Continues

As of March 2018
(~1,030 Active Rigs in U.S. Land By Power Type)



Mechanical Rigs 15%
SCR Rigs 17%
AC Drive Rigs 68%

As of October 2008 (Peak)
(~1,925 Active Rigs in U.S. Land By Power Type)



AC Drive Rigs 15%
Mechanical Rigs 51%
SCR Rigs 34%

As of October 2014 (Peak)
(~1,930 Active Rigs in U.S. Land By Power Type)



Mechanical Rigs 31%
AC Drive Rigs 41%
SCR Rigs 28%

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

The Replacement Cycle: Customer Adoption

U.S. Land Market (as of March 2018)

Top 10 E&P Operators
(~240 Active Rigs by Power Type)


Legacy Rigs 17%
AC Drive Rigs 83%

Next ~135 E&P Operators
(~605 Active Rigs by Power Type)


Legacy Rigs 28%
AC Drive Rigs 72%

Remaining E&P Operators
(~185 Active Rigs by Power Type)


AC Drive Rigs 33%
Legacy Rigs 67%

Top 10 E&P Operators	Next ~135 E&P Operators	Remaining E&P Operators
They represent the 10 most active E&P operators and employ ~23% of the industry's active drilling rigs.	They represent the next ~135 most active operators and employ ~59% of the industry's active drilling rigs.	They represent all other remaining active operators and employ ~18% of the industry's active drilling rigs.
~97% of their rigs are drilling horizontal or directional wells.	~95% of their rigs are drilling horizontal or directional wells.	~72% of their rigs are drilling horizontal or directional wells.
~16% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~24% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~39% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data. The category “Large Operators” includes majors and large independent E&P operators.

Number of Rigs Already Under Long-Term Contracts* (Estimated Quarterly Average - as of 3/27/18) H&P Global Fleet Under Term Contract Segment Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY18 FY18 FY18 FY19 FY19 FY19 FY19 U.S. Land 118.1 117.8 95.1 83.6 46.2 36.9 29.4 International Land 10.8 10.0 10.0 10.0 10.0 10.0 10.0 Offshore 2.0 1.9 0.3 0.0 0.0 0.0 0.0 Total 130.9 129.7 105.4 93.6 56.2 46.9 39.4 * The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 3/27/18. Given notifications as of 3/27/18, the Company expects to generate approximately $4 million in the second fiscal quarter of 2018 and approximately $6 million over the next 9 months from early terminations corresponding to long-term contracts and related to its U.S. Land segment. All of the above rig contracts have original terms equal to or in excess of six months and include provisions for early termination fees.

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. H&P’s Margin Premium (1) (2)

U.S. Land Average Rig Expense per Day * Excludes extraordinary items mentioned in a particular quarter’s press release (e.g. lawsuit settlement charges). ** Estimated average rig expense per day for operating rigs only excludes estimated expenses associated with transitory and idle rig costs (e.g. rig idling expenses, ongoing idle rig costs like property taxes and insurance, the start-up expenses related to the reactivation of idle rigs, and the estimated effect of idle rigs on standby).

Ten-Year Relative Shareholder Return Source: Nasdaq IR Insight (FactSet) as of March 19, 2018. 0% 100% 200% 300% HP NBR PTEN UNT PDS

Current Dividend Yields Source: Nasdaq IR Insight (FactSet). Yields calculated as of market close on March 19, 2018. 0% 1% 2% 3% 4% 5% HP NBR PTEN PDS UNT Dividend Yield (%)

Land Drilling Market Valuations Source: Nasdaq IR Insight (FactSet) as of March 19, 2018. $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 HP PTEN NBR UNT PDS Market Capitalization (Millions)